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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2004

                                  Clixtix, Inc.

                           --------------------------

             (Exact name of Registrant as specified in its charter)

            New York                      333-46828              13-3526402
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

825 Third Avenue, 40th Floor, New York, New York                       10022
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 838 2585

         (Former name or former address, if changed since last report.)

 Suite 1807-1501 Broadway, New York, New York                          10036
(Former Address of principal executive offices)                      (Zip Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.01. Completion of Acquisition or Disposition of Assets

            (a) On September 13, 2004, pursuant to a Share Exchange Agreement with Medeorex, Inc., a privately held Delaware corporation, operating in the health and pharmaceutical services industries, the stockholders of Medeorex, Inc. ("Medeorex") were issued an aggregate of 4,490,266 shares, or 30.5% of the outstanding shares, of the Registrant in exchange for all of the outstanding shares of Medeorex (the "Medeorex Share Exchange Agreement"). As a result of the Medeorex Share Exchange Agreement, Medeorex became a wholly owned subsidiary of the Registrant with the Registrant now operating in the health services industry including, through its Medeorex subsidiary, reviewing the feasibility of developing a privately paid patient transtelephonic electrocardiography business to enhance the communication between the patient and the physician managing their cardiac risks or disease. This transaction was approved by the Registrant's Board of Directors and by the written consent of 92.9% of the Registrant's shareholders and all of Medeorex's shareholders. The Registrant plans to change its name to Medereox, Inc. and concurrently change its subsidiary's name to MDRX, Inc.

            (b) Immediately following the closing under the Medeorex Share Exchange Agreement and the transactions described below in Items 5.01 and 5.02 of this Current Report on Form 8-K, all of the assets and liabilities of the Registrant relating to the theater ticket business were sold to Aisle Seats, Inc., a corporation controlled by Phyllis Maxwell, the former President of the Registrant, pursuant to an Asset Purchase Agreement dated as of September 13, 2004. This transaction was approved by the Registrant's Board of Directors and by the written consent of 95.2% of the Registrant's shareholders.

Item 4.01. Changes in Registrant's Certifying Accountant

      On September 13, 2004, the Registrant dismissed Livingston, Wachtell and Co., LLP, New York, New York, as its principal independent auditors (the "Auditor"). The decision to dismiss the Auditor was made and approved by the Registrant's Board of Directors.

      The Auditor's report for the fiscal year ended December 31, 2003 contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. During the two most recent fiscal years and during the interim period from January 1, 2003 to September 13, 2004, the Registrant has not had any disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K. During said period, there were no reportable events as described in Item 304 (a) (i) (v) of Regulation S-B.

      The Auditor has provided the Registrant a letter, addressed to the United States Securities and Exchange Commission stating that it is in agreement with the statements contained in the immediately preceding paragraph. A copy of said letter, dated September 13, 2004, is filed as Exhibit 16.1 in this Form 8-K.

      On September 13, 2004, the Registrant retained the accounting firm of Berkovits, Lago and Company, LLP, Fort Lauderdale, Florida ("BLC"), as its principal independent auditors for the fiscal year ending December 31, 2004. The Board of Directors of the Registrant approved the selection of BLC. Neither management nor anyone on its behalf has consulted with BLC concerning the application of accounting principles to any transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant's financial statements. Neither a written nor oral report was provided to the Registrant that BLC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issues during the Registrant's two most recent fiscal years prior to engaging BLC.

Item 5.01. Changes in Control of Registrant

            On September 13, 2004, Ms. Maxwell, the majority shareholder and President of the Registrant, sold 5,086,600 shares of common stock of the Registrant to First Jemini Family Trust, a discretionary family trust, resident in Thornhill, Canada and not affiliated with Ms. Maxwell (the "Trust"). Such shares represent 34.6% of the Registrant's shares issued and outstanding, and 49.7% of the Registrant's issued and outstanding shares prior to the Medeorex transaction. The purchase price of the shares was $248,245 in cash, which was determined by the parties based upon arms' length negotiations. These funds were provided by the Trust from a capital contribution from its non-voting beneficiaries. The non-voting beneficiaries of the Trust are Dr. Jack Kachkar, who was appointed a director and officer of the Registrant as described below in
Item 5.02 of this Current Report on Form 8-K, and Dr. Kachkar's spouse and two children. The Trust's Trustee, Larry Stockhamer, a resident of Thornhill, Canada, has absolute discretion to determine to pay any or part of the income or capital of the Trust to its beneficiaries and to exclude any beneficiary from any distribution. The Trust's beneficiaries possess no right to vote or dispose of or otherwise control any shares held by the Trust.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      Upon the closing of the sale to the Trust on September 13, 2004, Richard Kelley resigned from the Board of Directors of the Registrant and Ms. Maxwell appointed Jay M. Green to fill this vacancy. Ms. Maxwell then resigned from the Board of Directors of the Registrant and Mr. Green appointed Dr. Jack Kachkar to fill this vacancy. The Board of Directors of the Registrant then appointed Dr. Kachkar to serve as Chairman, President, Secretary and Treasurer of the Registrant and appointed Mr. Green to serve as Executive Vice President of the Registrant.

      Mr. Jay M. Green, 55, presently serves as the Executive Vice President and Director of Corporate Development of Inyx, Inc., a publicly traded specialty pharmaceutical company which is listed on the NASD Over-the-Counter Bulletin Board ("Inyx"). Mr. Green has more than twenty years of business and financial experience, including serving as a corporate officer with New York and American Stock Exchange-listed companies.

Prior to joining Inyx, Mr. Green was a Managing Director of Duncan Capital, LLC, a merchant banking/investment banking firm, and BlueFire Partners, a capital markets advisory firm. Prior to that, he was Vice President with Unapix Entertainment, Inc., a publicly traded company on the American Stock Exchange, that filed for bankruptcy; a Vice President with Paxar Corp, a publicly traded company listed on the New York Stock Exchange; and a Vice President with Seitel, Inc. which was listed on both the American and New York Stock Exchanges during his tenure.

      Dr. Jack Kachkar, 41, is presently the Chairman, Chief Executive Officer and a Director of Inyx. Dr. Kachkar is a medical doctor with experience as an executive within the pharmaceutical and health industries. In addition to his experience in providing consulting and advisory services within these industries, Dr. Kachkar has founded and assisted in the acquisition of a number of pharmaceutical companies focused on the commercialization and manufacturing of pharmaceutical products, including the Miza Pharmaceuticals group of companies. The Miza Pharmaceuticals group of companies was reorganized through bankruptcy proceedings. He also founded a European based medical publishing company, K&T Publishing. Dr. Kachkar earned his medical degree in December 1995 from the English Language Medical Program at Semmelweis Medical University in Budapest, Hungary.

Item 9.01. Financial Statements and Exhibits

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits

Number          Description of Document
------          -----------------------

2.1 Asset Purchase Agreement by and between Clixtix, Inc. and Aisle Seats, Inc. dated as of September 13, 2004.

10.1            Share Exchange Agreement dated as of September 13, 2004.

10.2 Stock Purchase Agreement by and among Phyllis Maxwell, First Jemini Family Trust and Clixtix, Inc. dated as of September 13, 2004.

16.1            Letter re: change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Clixtix, Inc.
                                              (Registrant)


September 17, 2004                            By: /s/ Dr. Jack Kachkar
                                                 -------------------------------
                                                      Dr. Jack Kachkar
                                                      President